UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2019

OCEAN BIO-CHEM, INC.

(Exact name of registrant as specified in charter)

Florida	0-11102	59-1564329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 S.W. 47 Avenue, Fort Lauderdale, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 587-6280

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	OBCI	The NASDAQ Stock Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Ocean Bio-Chem, Inc. (the “Company”) on June 6, 2019 to add information regarding the Board of Directors’ determination as to the frequency of inclusion, in the Company’s proxy materials, of a shareholder advisory vote on the compensation of the Company’s named executive officers. In all other respects, the text is unchanged.

Item 5.07 Submission of Matters to a Vote of Security Holders

Ocean Bio-Chem, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 3, 2019. The proposals submitted by the Board of Directors to a vote of the shareholders, and the results of the voting on each proposal, are noted below.

Proposal No. 1 — Election of Directors.

The following nominees were elected by the shareholders to serve on the Company’s Board of Directors until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified:

Nominees	For	Withhold	Broker Non-Votes
Jeffrey S. Barocas	6,185,624	249,181	2,413,351
Diana M. Conard	6,337,246	97,559	2,413,351
Gregor M. Dornau	6,191,024	243,781	2,413,351
Peter G. Dornau	6,191,024	243,781	2,413,351
William W. Dudman	6,191,024	243,781	2,413,351
James M. Kolisch	6,191,024	243,781	2,413,351
Kimberly A. Krause	6,337,246	97,559	2,413,351
John B. Turner	6,339,496	95,309	2,413,351

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm.

The shareholders ratified the appointment of Accell Audit & Compliance, PA as the Company's independent registered public accounting firm for 2019. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
8,843,234	1,684	3,238	----

 Proposal No. 3 — Advisory Vote on the Compensation of our Named Executive Officers;

The shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
6,420,691	13,625	489	2,413,351

Proposal No. 4 — The shareholders approved, on an advisory basis, the frequency of the advisory vote on compensation of our named executive officers. The voting results were as follows.

1 Year	6,299,623
2 Years	4,959
3 Years	117,626
Abstain	12,597
Non votes	2,413,351

In light of this vote and other factors, our Board of Directors determined, on June 21, 2019, that the Company will continue to hold a shareholder advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of shareholder votes on the compensation of named executive officers, which, under Securities and Exchange Commission regulations, must occur no later than the Company’s 2025 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEAN BIO-CHEM, INC.

Date: June 21, 2019	By:	/s/ Jeffrey S. Barocas
Jeffrey S. Barocas
Chief Financial Officer

3